Exhibit 99.2



                                  Certification

     Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Greka Energy Corporation (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated:  August 13, 2002                   /s/   Max A. Elghandour
                                          --------------------------------------
                                          Name: Max A. Elghandour
                                          Title: Chief Financial Officer




         The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.